Investments In Subsidiaries	12 Months Ended
Dec. 31, 2024
Disclosure of subsidiaries [abstract]
Note 8 - Investments in Subsidiaries
Note 8 - Investments in Subsidiaries

A.	Non-controlling interests in subsidiaries

The following tables present information with respect to non-controlling interests in a subsidiary, YPH (at the rate of 50%), before elimination of inter-company transactions. The information includes fair value adjustments that were made on the acquisition date, other than goodwill and presented without adjustments for the ownership rates held by the Company.

As of December 31
2024	2023
$ millions	$ millions

Current assets	270	278
Non-current assets	365	376
Current liabilities	(96)	(102)
Non-current liabilities	(38)	(43)
Equity	(501)	(509)

For the year ended December 31
2024	2023	2022
$ millions	$ millions	$ millions

Sales	579	546	723
Operating Income	152	105	146
Depreciation and amortization	37	33	34
Operating income before depreciation and amortization	189	138	180
Net Income	114	85	116
Total Comprehensive income	103	71	78

B. Business Acquisition and Divestiture

(1)
In the beginning of 2024, the Company completed the acquisition of Nitro 1000, a manufacturer, developer and provider of biological crop inputs in Brazil, for a consideration of $30 million. Nitro 1000’s products mainly target soybean, corn and sugar cane crops, and their application replaces or optimizes the use of fertilizers. These products help farmers increase profitability, as well as offer more sustainable options.

(2)
In July 2024, the Company completed the acquisition of Custom Ag Formulators (hereinafter - CAF), a North American provider of agriculture formulations and products customized for growers, for a total consideration of $60 million, including a performance based earnout of up to $10 million. CAF offers a diverse assortment of liquid adjuvants and enhanced nutrients, as well as various other specialty products.